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                                                       SUBSCRIPTION DOCUMENT A


                            AMERICAN CRYSTAL SUGAR COMPANY


                      SUBSCRIPTION AGREEMENT FOR PREFERRED STOCK


                                   Number of shares of preferred stock, par value $76.77, owned of record by the shareholder as of July 25, 1997:__________

Name and address of shareholder:   A. Number of shares of preferred stock, par
________________________________      value $76.77, that the shareholder is
________________________________      entitled to purchase in Pool 1:__________
________________________________
________________________________      Total purchase price:          $XXXX.XX

                                   B. Payment for 42% of the shares: $XXXX.XX
                                      Payment of $100 for each
                                      other share:                   $XXXX.XX
                                      PAYMENT DUE NOW:               $XXXX.XX
*Number of shares of preferred
stock, par value $76.77, that the     Total Capital Contribution Installment
shareholder intends to purchase in    Amount:                        $XXXX.XX
Pool 1 (if different from A. above):  Annual Capital Contribution Installment
____________________________          Payment:                       $XXXX.XX




    According to the records of American Crystal Sugar Company (the "Company"), as of July 25, 1997, the member listed above owned one (1) share of the company's common stock and __________ shares of the Company's preferred stock, par value $76.77. Based on such ownership, the member listed above has the right to purchase __________ shares of the Company's preferred stock in Pool 1 of the Company's public offering of a total of 61,500 shares of preferred stock, as described in the Company's October, 1997 prospectus and any supplements.

    The undersigned member hereby subscribes for and agrees to purchase __________ shares of preferred stock, at a price of $1,500.00 per share, and delivers herewith a check payable to "American Crystal Sugar Company" in full payment for forty-two percent (42%) of the shares which the member is entitled to purchase and an initial payment of $100 for each other share which the member desires to purchase hereunder. The amount due upon execution of this agreement is $__________ if the undersigned member purchases the total number of shares which the member is entitled to purchase. THAT AMOUNT REPRESENTS THE TOTAL PURCHASE PRICE WITH RESPECT TO FORTY-TWO PERCENT (42%) OF THE SHARES AND $100 PER SHARE FOR EACH OTHER SHARE. (If the undersigned member wishes to purchase less than forty-two percent (42%) of the shares of preferred stock that such member is entitled to purchase in Pool 1, payment for all shares purchased is due in full upon execution of this Subscription Agreement. If the undersigned member wishes to purchase less than all of the shares of preferred stock that such member is entitled to purchase in Pool 1 BUT MORE THAN FORTY-TWO PERCENT (42%) OF SUCH SHARES, payment in full for forty-two percent (42%) of the shares which the member is entitled to purchase in Pool 1 will be due in full upon execution of this Subscription Agreement. With respect to shares in excess of forty-two percent (42%) of the shares which the member is entitled to purchase in Pool 1, payment of $100 per share is required upon execution of this Subscription Agreement and the remaining amounts may be paid as described below.)

    The remaining portion of the total purchase price for shares of preferred stock not paid in full upon execution of this Subscription Agreement will be due and payable in six (6) annual capital contribution installments, due on each anniversary of the closing of this offering. With respect to each share to be paid for by capital contribution installment payments, the annual capital contribution installment will be $233.33, exclusive of rounding; the Company will provide the subscriber with an invoice for such amounts at least 30 days prior to the due date of each such capital contribution installment. As security for payment of the remaining installments, the Company shall retain a security interest in those shares of preferred stock for which payment has not yet been made. Shares subject to a security interest may not be transferred until the Company has received payment in full.

THIS SUBSCRIPTION AGREEMENT INCORPORATES THE PROVISIONS LOCATED ON THE REVERSE SIDE.

INSTRUCTIONS: If the shareholders are co-owners or joint owners, each should sign. If the shareholder is a corporation, an officer should sign and give his or her title. If the shareholder is a general partnership, a limited partnership, a partner, a general partner or an authorized member, respectively, he or she should sign and give his or her title and by signing, certifies that he or she is entitled to sign on behalf of the entity.


Dated:_________________________   ____________________________________________
                                        (Signature) (title)

Dated:_________________________   ____________________________________________
                                        (Signature) (title)


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                                                        SUBSCRIPTION DOCUMENT A

The undersigned member hereby declares and represents that (i) the undersigned continues to be eligible for membership in the Company as of the date hereof, in accordance with the Company's Articles of Incorporation and Bylaws, (ii) the undersigned member acknowledges and agrees that the purchase of the shares of preferred stock will obligate such member to provide sugarbeets to the Company in accordance with the terms and conditions of the member's "grower's agreement(s)" with the Company and (iii) that such grower's agreements shall be deemed amended to include the shares of preferred stock purchased hereby.

THIS SUBSCRIPTION AGREEMENT MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 21, 1997 AT 5:00 P.M. YOUR CHECK MUST BE RETURNED WITH THIS SUBSCRIPTION AGREEMENT.